UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2013

Trulia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35650	20-2958261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 New Montgomery Street, Suite 300

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 648-4358

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of 2012 Equity Incentive Plan

On June 5, 2013, Trulia, Inc. (“Trulia”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on and approved the amendment and restatement of Trulia’s 2012 Equity Incentive Plan (the “2012 Plan”) to (i) increase the number of shares of Trulia’s common stock reserved for issuance thereunder by 2,000,000 shares and (ii) modify it to allow Trulia the ability to deduct in full under Section 162(m) of the Internal Revenue Code of 1986, as amended, the compensation recognized by its executive officers in connection with certain awards that may be granted under the 2012 Plan in the future. The terms and conditions of the 2012 Plan are described in Trulia’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 29, 2013.

A copy of the amended and restated 2012 Plan will be filed as an exhibit to Trulia’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the stockholders voted on the following matters:

Proposal One — Election of Directors. The following nominees were elected as Class I directors for a term of three years or until their respective successors have been duly elected and qualified.

NOMINEE	FOR	ABSTAIN	BROKER NON-VOTES
Peter Flint	21,998,968	30,818	2,234,639
Gregory Waldorf	21,006,351	1,023,435	2,234,639

Proposal Two — Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as Trulia’s independent registered public accounting firm for the year ending December 31, 2013 was ratified.

FOR	AGAINST	ABSTAIN
24,189,930	38,015	36,480

Proposal Three — Amendment and restatement of Trulia’s 2012 Equity Incentive Plan. The amendment and restatement of the 2012 Plan was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,806,760	8,199,055	23,971	2,234,639

Proposal Four — Advisory Vote on Named Executive Officer Compensation. The stockholders cast their votes with respect to the advisory vote on Trulia’s named executive officer compensation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,953,293	64,816	11,677	2,234,639

Proposal Five — Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Executive Officer Compensation. The stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on named executive officer compensation as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN
13,613,999	109,236	8,297,040	9,511

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULIA, INC.

By:	/s/ Peter Flint
Peter Flint Chief Executive Officer

Date: June 7, 2013